UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

13575 58th Street North, Suite 200 Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Preferred Shares

Between May 23, 2023 and June 1, 2023, holders of the Company’s Series S preferred stock converted an aggregate of 45 Series S shares into an aggregate of 9,463,188 shares of the Company’s common stock.

Between May 23, 2023 and June 15, 2023, holders of the Company’s Series R preferred stock converted an aggregate of 205 Series R shares into an aggregate of 38,509,885 shares of the Company’s common stock.

On May 23, 2023, holders of the Company’s Series U preferred stock converted an aggregate of 65 Series U shares into an aggregate of 9,078,212 shares of the Company’s common stock.

Between May 23, 2023 and June 14, 2023, holders of the Company’s Series Y preferred stock converted an aggregate of 4.6 Series Y shares into an aggregate of 85,483,083 shares of the Company’s common stock.

On June 23, 2023, holders of the Company’s Series Z preferred stock converted an aggregate of 25 Series Z shares into an aggregate of 61,728,395 shares of the Company’s common stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Issuance of Common Stock

Between May 31, 2023 and June 7, 2023, the Company issued to consultants an aggregate of 5,524,421 shares of the Company’s common stock.

On May 23, 2023 and June 20, 2023, the Company entered into settlement agreements with certain accredited investors pursuant to which the Company issued an aggregate of 169,762,648 shares of the Company’s common stock in settlement of certain claims with such persons.

Between May 24, 2023 and June 23, 2023, an aggregate of 283,417,864 shares of common stock were redeemed by the Company, and the redemption amount, together with cash paid by the redeeming stockholders, were used by the stockholders to purchase convertible secured promissory notes from the Company’s subsidiary, Water On Demand, Inc.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

June 26, 2023	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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